PROSPECTUS

NOVEMBER 18, 2013 (as supplemented January 17, 2014)

EMSH	ProShares Short Term USD Emerging Markets Bond ETF

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

3	Summary Section

4	ProShares Short Term USD Emerging Markets Bond ETF
8	Investment Objective, Principal Investment Strategies and Related Risks
14	Management of ProShares Trust

15	Determination of NAV

15	Distributions

16	Dividend Reinvestment Services

16	Taxes

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Summary Section

4	:: PROSHARES SHORT TERM USD EMERGING MARKETS BOND ETF	PROSHARES.COM

Investment Objective

ProShares Short Term USD Emerging Markets Bond ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the DBIQ Short Duration Emerging Market Bond Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.50%
Other Expenses*	0.51%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.01%
Fee Waiver/Reimbursement**	-0.51%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.50% through September 30, 2015. After that date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example — This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$51	$271

The Fund pays transaction costs associated with transacting in securities. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Index (Bloomberg Ticker: “DBEMPRO”) is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than five years remaining to maturity (“Short Term USD EM Bonds”) that are issued by Emerging Market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”), and corporations with significant government ownership (“Quasi-Sovereigns”). Those countries qualifying as “Emerging Markets” are determined by the index provider; as of November 5, 2013, the Index included bonds from Sovereigns or other qualifying entities domiciled in 19 such countries.

The Index is designed to represent the more liquid universe of Short Term USD EM Bonds. The bonds eligible for inclusion in the Index are expected to include those issued by Emerging Market Sovereigns, Sub-Sovereigns and Quasi-Sovereigns that: (1) are fixed rate; and (2) have between zero and five years to maturity. Eligible bonds will also have a minimum face amount outstanding of $500 million. Callable, putable, zero coupon, inflation-linked and convertible bonds, among others, will be excluded. The Index includes both investment grade and below investment grade rated (i.e. “high yield”) securities and will include bonds, in the aggregate, that have a dollar weighted average years-to-maturity of three years or less.

The Index maintains certain issuer weight caps for diversification purposes, including limiting the weights of issuers from any particular country to no more than ten percent (10%) of the Index. The Index is reconstituted and rebalanced on a quarterly basis; cash from maturing issues or coupon payments is reinvested monthly.

As of November 5, 2013, the Index was composed of approximately 115 bonds from approximately 46 different issuers.

For a further description of the Index, please see “Description of the Index” in the back of the Fund’s Full Prospectus.

The Fund invests in debt securities that ProShare Advisors believes should track the performance of the Index. The Fund, under normal circumstances, seeks to remain fully exposed to the Index and will invest at least 80% of its total assets in securities of the Index.

The Fund will principally invest in:

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Debt Securities — The Fund invests in U.S. dollar-denominated debt securities issued by Sovereign, Sub-Sovereign or Quasi-Sovereign issuers deemed to be domiciled in “Emerging Markets” by the index provider that are offered for sale in the United States. Because the debt securities are U.S. dollar-denominated, fluctuations in currency exchange rates will not directly affect the principal or coupons associated with the debt securities.

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ProShare Advisors follows a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in securities that make up the Index. The Fund may invest in only a representative sample of the securities in the Index or in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or instrument, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund.

The Fund seeks to remain fully invested at all times in securities that provide exposure to the Index without regard to market conditions, trends, or direction.

The Fund will concentrate its investments in a particular industry or group of industries or region to approximately the same extent as the Index is so concentrated.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the back of the Fund’s Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

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Debt Instrument Risk — The Fund will invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change.

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Interest Rate Risk — Interest rate risk is the risk that debt securities may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. Interest rate risk is generally based on the currency in which the instrument is denominated, in this case the U.S. dollar.

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High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a government or company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

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Foreign Investments/Emerging Market Risk —
Investments in securities of foreign issuers may expose the Fund to increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) the possibility that a foreign government may withhold portions of interest and dividends at the source; ii) less publicly available information about foreign issuers; and iii) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Because the Fund’s foreign investments will be in developing or “emerging market” countries, all the aforementioned factors are heightened and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Furthermore, any of these developments may result in a decline in the value of a country’s currency, which could adversely affect the ability of an issuer to pay principal and interest on a bond. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

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Foreign Sovereign Risk — The Sovereign securities included in the Index are general obligations of the governments of certain emerging market countries and are guaranteed by the central banks of such countries. Despite this guarantee, sovereign nations have in the past and may in the future default on, restructure or otherwise change the terms of their debt to the detriment of security holders. Various factors may affect a sovereign’s willingness or ability to repay principal and/or interest in accordance with the terms of the debt, including: its reserves; the relative size of the debt burden on the sovereign’s economy as a whole; or political constraints. Such an event, to the extent it impacts a security held by the Fund, would likely have an adverse impact on the Fund’s returns. In addition, if a sovereign defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the sovereign. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses to the holders of such debt.

•	Foreign Sub-Sovereign and Quasi-Sovereign Risk — Investments in the debt of Sub-Sovereigns (including agency-issued securities) and Quasi-Sovereigns (i.e., corporations that have significant

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government ownership) may or may not be issued by or guaranteed as to principal and interest by a governmental authority. Certain foreign government securities may be backed by the issuer’s right to borrow from a central bank or other regional banking entity while others may be backed only by the assets and credit of the issuing foreign entity. If an issuer of Sub-Sovereign or Quasi-Sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.

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Geographic Concentration Risk — Because the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

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Credit Risk — Due to its exposure to debt securities, the Fund will be subject to the risk that an issuer of a debt security is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the debt securities that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the debt securities decreases, the level of the Index (and the value of the Fund) will typically increase. In using sampling techniques, the Fund may be overexposed to certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities.

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Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index. Other factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

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Fixed Income and Market Risk — The fixed income markets can be volatile, and the value of securities and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, fixed income securities in the Index may underperform other fixed income investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

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Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

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Market Price Variance Risk — The Fund’s shares are listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at a price equal to the value of the Fund’s holdings. Because of the nature of Short Term USD EM Bonds, shares may typically trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs. The Fund’s investment results are measured based upon the daily net asset value (“NAV”) of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Such activity may have a particularly significant impact on funds (like the Fund) that seek long exposure to Short Term USD EM Bonds.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations.

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Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

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Valuation Time Risk — The Fund’s shares trade on the BATS Exchange from 9:30 a.m. to 4:00 p.m. (Eastern Time). The securities held by the Fund, however, may be traded in markets that close at a different time than the BATS Exchange. Consequently, liquidity in the securities may be reduced after the applicable closing times. Accordingly, during the time when the BATS Exchange is open but after the applicable closing times, trading spreads and the resulting premium or discount on the Fund’s shares may widen. As a result, the performance of the market price of the Fund may vary, perhaps significantly, from the performance of the Index.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s Full Prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Senior Portfolio Manager, has managed the Fund since November 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, monthly, and capital gains, if any, at least annually.

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Investment Objective, Principal Investment Strategies and Related Risks

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Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional details regarding ProShares Short Term USD Emerging Markets Bond ETF (the “Fund”), including the Fund’s investment objective, principal investment strategies and related risks.

Investment Objective

The Fund seeks investment results, before fees and expenses, that track the DBIQ Short Duration Emerging Market Bond Index (the “Index”). The Fund seeks to achieve its stated investment objective both on a single day and over time. The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index or security for the Index.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors”) uses a passive approach to investing that is designed to track the performance of the Index. The Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the types of investments that make up the Index. The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index.

The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics to, the Index. For example, the Fund may gain exposure to only a representative sample of the securities in the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index. In addition, the Fund may overweight or underweight certain components contained in the Index.

ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the Fund. The Fund generally seeks to remain fully invested at all times in securities that ProShare Advisors believes, in combination, should have similar return characteristics to the Index without regard to market conditions, trends, direction or the financial condition of particular U.S. dollar-denominated debt securities issued by emerging market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”) or corporations with significant government ownership (“Quasi-Sovereigns”). To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected. The Fund does not take temporary defensive positions.

Principal Investment Strategies Specific to ProShares Short Term USD Emerging Markets Bond ETF

Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in emerging market debt securities.

The Fund will invest in debt securities that ProShare Advisors believes, in combination, should track the performance of the Index.

•

Debt Securities — The Fund invests in U.S. dollar-denominated debt securities issued by Sovereign, Sub-Sovereign or Quasi-Sovereign issuers deemed to be domiciled in “Emerging Markets” by the Index Provider that are offered for sale in the United States. Because the debt securities are U.S. dollar-denominated, fluctuations in currency exchange rates will not directly affect the principal or coupons associated with the debt securities.

Principal Risks

Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subject, is provided below. The Statement of Additional Information (“SAI”) contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

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Debt Instrument Risk — The Fund will invest in debt instruments with less than 5 years to maturity that are issued by emerging market Sovereigns, Sub-Sovereigns (i.e., other government entities) and Quasi-Sovereigns (i.e., corporations with significant government ownership). Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the prices of outstanding debt instruments are negatively impacted when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. High-yield, fixed income securities are considered to be speculative and may have a greater risk of default than other types of debt instruments.

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Foreign Investments/Emerging Markets Risk — The Fund may invest in securities of foreign issuers or other investments that expose the Fund to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent the Fund from achieving its objective. These factors include the possibility that a foreign government may withhold portions of interest and dividends at the source.

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The Fund’s ability to achieve its investment objective also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. The Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; and (iii) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent the Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objective may be especially subject to factors and developments related to such country or region. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, the Fund’s ability to purchase or sell foreign investments at appropriate times.

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Special Considerations About Emerging Market Countries — Because the Fund’s foreign investments will be in developing or “emerging market” countries, the aforementioned factors are heighted and foreign investments risk is higher. Economic, business, political, or social instability may adversely affect the value of emerging market securities more acutely than securities tied to developed foreign countries. Emerging markets are riskier than more developed markets because they may develop unevenly or may never fully develop. Investments in emerging markets are considered speculative.

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Political and Social Risk — Some governments in emerging markets countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial dis-

affection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

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Economic Risk — Some emerging market countries have experienced declines in the value of their currency and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Geographic Concentration Risk — The Fund focuses its investments in issuers in particular foreign countries or geographic regions that may be particularly susceptible to economic, political or regulatory events affecting those countries or regions and may be more volatile than a more geographically diversified fund.

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Correlation Risk — There is no guarantee that the Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index. A number of other factors may adversely affect the Fund’s correlation with the Index, including material over- or underexposure, fees, expenses, transaction costs, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective.

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Market Price Variance Risk — Individual shares of the Fund will be listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and

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demand for the Fund’s shares. ProShare Advisors cannot predict whether the Fund’s shares will trade above, below or at a price equal to the value of the Fund’s holdings. Differences between secondary market prices and the value of the Fund’s holdings for shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or instruments held by the Fund at a particular time. Because of the nature of short-term USD emerging market bonds, shares may trade at a larger premium or discount to the value of the Fund’s holdings than shares of many other ETFs. There may be times when the market price and the value of the Fund’s holdings vary significantly and you may pay more than the value of the Fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the Fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions may result in trading prices that differ significantly from the value of the Fund’s holdings. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the value of the Fund’s holdings, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily net asset value (“NAV”) of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

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Trading Risk — Although the shares are listed for trading on the BATS Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to Securities and Exchange Commission (“SEC”) rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of the Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940 Act, the Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

12	:: INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	PROSHARES.COM

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which: (1) the New York Stock Exchange (the “NYSE”) or the BATS Exchange is closed other than customary weekend and holiday closings; (2) trading on the NYSE or the BATS Exchange is restricted; (3) any emergency circumstances exist, as determined by the SEC; and/or (4) the SEC by order permits for the protection of shareholders of the Fund.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Description of the Index

The Index (Bloomberg Ticker: “DBEMPRO”) is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than five years remaining to maturity (“Short Term USD EM Bonds”) that are issued by Emerging Market sovereign governments (“Sovereigns”), non-sovereign government agencies and entities (“Sub-Sovereigns”), and corporations that the index provider determines have significant ownership (“Quasi-Sovereigns”). Those countries qualifying as “Emerging Markets” are determined by the index provider; as of November 5, 2013, the Index included bonds from Sovereigns or other qualifying entities domiciled in 19 such countries. These countries were: Brazil, Colombia, Croatia, Hungary, Indonesia, Latvia, Lithuania, Mexico, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, Sri Lanka, Turkey, Ukraine and Venezuela.

The Index is designed to represent the more liquid universe of Short Term USD EM Bonds. The bonds eligible for inclusion in the Index are expected to include those issued by Emerging Market Sovereigns, Sub-Sovereigns and Quasi-Sovereigns that: (1) are fixed rate; and (2) have between zero and five years to maturity. Eligible bonds will also have a minimum face amount outstanding of $500 million. Callable, putable, zero coupon, inflation-linked and convertible bonds, among others, will be excluded. The Index includes both investment grade and below investment grade rated (i.e. “high yield”) securities and will include bonds, in the aggregate, that have a dollar weighted average years-to-maturity of three years or less.

The Index limits issuers with weights greater than 4.5% to no more than 45% of the Index and limits the aggregate weight of issuers from any particular country to no more than ten percent (10%) of the Index. The Index is reconstituted and rebalanced on a quarterly basis; cash from maturing issues or coupon payments is reinvested monthly.

Information about the Index Licensor

“Deutsche Bank” and “DBIQ Short Duration Emerging Market Bond IndexSM” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by ProShares Trust. ProShares Short Term USD Emerging Markets Bond ETF (the “Product”) has not been passed on by Deutsche Bank AG as to its legality or suitability. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG, and Deutsche Bank makes no representation, express or implied, regarding the advisability of investing in the Product. DEUTSCHE BANK AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT.

The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DBIQ Short Duration Emerging Market Bond Index (the “DB Index”) is the exclusive property of Deutsche Bank AG. “Deutsche Bank” and “DBIQ Short Duration Emerging Market Bond Index” are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by ProShares Trust. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of ProShares Short Term USD Emerging Markets Bond ETF (the Product), the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES SHORT TERM USD EMERGING MARKETS BOND ETF_FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES

PROSHARES.COM	INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS ::	13

(INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND PROSHARES TRUST.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank’s permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The top ten holdings of the Fund are posted on a daily basis to the Trust’s website at ProShares.com.

14	PROSHARES.COM

Management of ProShares Trust

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	15

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, the Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets of 0.50% of average daily net assets. A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. To the extent the Fund invests in exchange-traded funds (ETFs) sponsored by ProShare Advisors and/or common units of beneficial interest of one or more separate series of a trust sponsored by an affiliate of ProShare Advisors, ProShare Advisors has agreed to waive its investment advisory fees in an amount equal to the investment advisory fees and management services fees applicable to Fund assets invested in such ETFs and/ or trust securities.

Portfolio Management

The following individual has responsibility for the day-to-day management of the Fund, as set forth in the summary section.

Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. World Asset Management, Inc.: Portfolio Manager from January 2006 through November 2009.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by JPMorgan Chase Bank, National Association and determined ordinarily at 3:00 p.m. (Eastern Time) each business day when both the New York Stock Exchange and the relevant bond markets are open for trading.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Bond Market Closures: On the following days in 2013 and 2014, the Securities Industry and Financial Markets Association (“SIFMA”) has recommended that the bond markets close on November 28, 2013, December 25, 2013, January 1, 2014, January 20, 2014, February 17, 2014, April 18, 2014, May 26, 2014, July 14, 2014, September 1, 2014, October 13, 2014, November 11, 2014, November 27, 2014 and December 25, 2014. SIFMA has recommended that the bond markets close early at 2:00 p.m. (Eastern Time) on November 29, 2013, December 24, 2013, December 31, 2013, April 17, 2014, May 23, 2014, November 28, 2014, December 24, 2014 and December 31, 2014. SIFMA may announce changes to this schedule or other early close dates from time to time. The Fund may cease taking transaction requests at the cut-off time.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s direct security holdings. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, to its shareholders monthly, and net realized capital gains, if any, at least annually. Subject to Board approval, some or all of any net capital gains distribution may be declared payable in either additional shares of the Fund or in cash. If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

16	:: MANAGEMENT OF PROSHARES TRUST	PROSHARES.COM

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains distribution to be payable in additional Fund shares or cash. Even if the Fund does not declare a distribution to be payable in Fund shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemptions of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of the Fund’s shares remains at or close to NAV.

Taxes

The following is certain general information about taxation of the Fund:

•

The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders. If the Fund were to fail to so qualify, and were ineligible to or otherwise did not cure such failure, its taxable income and gains would be subject to tax at the Fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income.

•

Investments by the Fund in debt obligations issued or purchased at a discount could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
•

Distributions declared in October, November or December of one year — if paid to you by the end of January of the following year — are taxable for federal income tax purposes as if received the calendar year in which the distributions were declared.

•

Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary dividends for federal income tax purposes. Ordinary dividends you receive that are reported as “qualified dividend income” may be taxed at the same rates as long-term capital gains, but will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses.

•

Any distributions of net long-term capital gains are taxable to you for federal income tax purposes as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•

A new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, dividends and short-term capital gain distributions that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

•

Dividends and interest received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by foreign countries, which would reduce returns from an investment in the Fund’s shares. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

PROSHARES.COM	MANAGEMENT OF PROSHARES TRUST ::	17

•

By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have underreported dividend or interest income or have failed to certify to the Fund that you are not subject to such withholding. The backup withholding rate is 28%.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay its distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2013, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2013 ProShare Advisors LLC. All rights reserved.	JAN14